Exhibit 10.11

                  AOL ADVERTISING INSERTION ORDER

                                          --------------------------------------------
Contract #                                                                    22445
                                          --------------------------------------------
AOL Salesperson:                            Cici Kelly
                                          --------------------------------------------
Sales Coordinator:                          Robin Fihma
                                          --------------------------------------------
Sales Planner:                              Erika Snyder
                                          --------------------------------------------
Date:                                                                       1/20/00
                                          --------------------------------------------
Credit Approval Received:                   Yes
                                          --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                            Advertiser                                   Advertising Agency
-----------------------------------------------------------------------------------------------------------------------
Contact Person                              Brian Haveson
-----------------------------------------------------------------------------------------------------------------------
Company Name                                Nutrisystem
-----------------------------------------------------------------------------------------------------------------------
Address - Line 1                            202 Welsh road
-----------------------------------------------------------------------------------------------------------------------
Address - Line 2                            Horsham, PA  19044
-----------------------------------------------------------------------------------------------------------------------
Phone #                                     215-706-5331
-----------------------------------------------------------------------------------------------------------------------
Fax #                                       215-706-5325
-----------------------------------------------------------------------------------------------------------------------
Email                                       bhaveson@nutrisystem.com
-----------------------------------------------------------------------------------------------------------------------
SIC Code
-----------------------------------------------------------------------------------------------------------------------
Advertiser IAB Category
-----------------------------------------------------------------------------------------------------------------------
Description of Advertiser's Product/Service
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                       Billing Information
-----------------------------------------------------------------------------------------------------------------------
Send Invoices to (choose one).                              Advertiser                         Agency
-----------------------------------------------------------------------------------------------------------------------
Advertiser or Agency Billing Contact Person Brian Haveson
-----------------------------------------------------------------------------------------------------------------------
Company Name                                Nutrisystem
-----------------------------------------------------------------------------------------------------------------------
Billing Address - Line 1                    202 Welsh road
-----------------------------------------------------------------------------------------------------------------------
Billing Address - Line 2                    Horsham, PA  19044
-----------------------------------------------------------------------------------------------------------------------
Billing Phone #                             215-706-5331
-----------------------------------------------------------------------------------------------------------------------
Billing Fax #                               215-706-5325
-----------------------------------------------------------------------------------------------------------------------
Billing Email Address                       bhaveson@nutrisystem.com
-----------------------------------------------------------------------------------------------------------------------
P.O. #, if applicable
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Billing Schedule (select one):

|_| If total payment due is less than or equal to $5,000 and the advertiser is new to AOL, payment is due upon signing* and must be received by AOL prior to ad flight.

|-|
     If total payment due is greater than $5,000, an advertiser new to AOL must have a favorable D&B credit rating (as determined by AOL). If the new advertiser does not receive a favorable credit rating or no D&B credit rating is available, payment is due* in advance of display start date.

|X| Given a favorable credit rating for a new advertiser or a positive payment history for a current advertiser, invoices will be due monthly commencing on the display start date due net 30. A current advertiser with invoices past due to AOL must pay outstanding debts prior to new display start date. *Payment Information if payment is due to AOL upon signing or prior to display start date (select one):

|_| To wire funds: Payment due is greater than or equal to $100,000, please wire funds to: Acct. Title: America Online, Inc., ABA: 021000021, Acct #: 323070752, The Chase Manhattan Bank, 1 Chase Manhattan Bank, New York, NY 10081.

|X| To mail checks: Payment due is less than $100,000, please mail checks to:
American Online, Inc., Attn: Accounts Receivable, General Post Office, P.O. Box 5696, New York, NY 10087-5696.

|_| To overnight checks: Send payment to - Chase Manhattan Bank, 55 Water Street, Lockbox dept., Room #413, New York, NY 10041, Lockbox #5696

    All amounts not paid when due and payable will bear interest from the due date at the prime rate in effect at such time. In the event of nonpayment,

         AOL reserves the right to immediately terminate this Insertion
               Order Agreement with written notice to Advertiser.
--------------------------------------------------------------------------------


Inventory Type:                          |X|  AOL Service                   |X|  AOL.COM/Netfind

          |_| Compuserve                 |X|  Netscape                      |_|  ICQ

------------------------------------------------------------------------------------------------------------------------------------
                                                       AOL Service
                                                        Inventory
------------------------------------------------------------------------------------------------------------------------------------
                                                    Display     Display             % of Ad Slots   Total Net      Total
AOL Inventory/Demographic* Purchased               Start Date  Stop Date   Ad Type    Purchased       Price     Impressions    CPM
----------------------------------------------------------------------------------------------------------------------------
L1 Premium Diet and Nutrition Program (banner)      11/15/99   11/30/00                             $ [     ]   6,000,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Diet & Nutrition tip (banner)       12/26/99   11/30/00                             $ [     ]     240,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Diet & Nutrition tip (button)       12/26/99   11/30/00                             $ [     ]     240,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Dieting success Story (banner)      12/26/99   11/30/00                             $ [     ]      60,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Dieting success Story (button)      12/26/99   11/30/00                             $ [     ]      60,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Simply fit feature series(Banner)   12/26/99   11/30/00                             $ [     ]     300,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Simply fit feature series (Button)  12/26/99   11/30/00                             $ [     ]     300,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L4 People Connection: Special Interests: Health
   And Fitnesss                                     12/26/99   01/20/00                             $ [     ]       5,961    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L4 ROS - demo target Physical Fitness/exercise/
   walking for health                               12/26/99   01/20/00   Never Ran                 $       -           0    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L4 Email - Demo target Women 18-54                  12/26/99   01/20/00   Never Ran                 $       -           0    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L5 Chat                                             12/26/99   01/20/00                             $ [     ]      751,503   $[    ]
----------------------------------------------------------------------------------------------------------------------------
Thrive-Nutrition (was Eats) Web                     01/10/00   01/20/00                             $ [     ]       71,578   $[    ]
----------------------------------------------------------------------------------------------------------------------------
Thrive-Weight (was Weightloss) Web                  01/10/00   11/30/00                             $ [     ]    1,000,000   $[    ]
----------------------------------------------------------------------------------------------------------------------------
Thrive-Fitness Web                                  12/01/99   01/20/00                             $ [     ]      246,044   $[    ]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
*  Attach completed AOL Demographic Profile Worksheets                               Totals:        $ [     ]    9,275,084   $[    ]
                                                                                     -----------------------------------------------



All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                    Artwork required from Advertiser/Agency:
                    ----------------------------------------

|X|  234x60 IAB Standard / 7k Max file size                 |_|  Special
                                                                         ------------

|X|  175x46 Chat/Mail in-box /5k Max file size              |X|  120x60 Shopping / 5k Max file size

                        Linking URL: (Must Be Filled in)

------------------------------------------------------------------------------------------------------------------
The HTTP/URL address to be connected to the Advertisement shall be:  http //         www.nutrisystem.com

                  Please send artwork and URL to (choose one):

|_|  AOLARTWEST@aol.com                     |X|  AOLARTEAST@aol.co|_|                    CENTRALADS@aol.com

     AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         AOL.com
                                                        Inventory
------------------------------------------------------------------------------------------------------------------------------------
                                                    Display     Display             % of Ad Slots   Total Net      Total
AOL.COM Inventory/Packages** Purchased             Start Date  Stop Date   Ad Type    Purchased       Price     Impressions    CPM
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Diet & Nutrition button             12/26/99   11/30/00                             $ [     ]     420,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsorship: Diet & Nutrition text               12/25/99   11/30/00                             $ [     ]     430,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L2 Search: Premium diet & Nutrition Search
   terms (banner)                                   12/26/99   11/30/00                             $ [     ]     266,651    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L4 Home Page                                        11/15/99   11/30/00                             $ [     ]  48,000,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
Premium Diet & Nutrition Search Terms include
only following:                                                                                                                $0.00
----------------------------------------------------------------------------------------------------------------------------
diet, diets, weight loss, nutrisystem                                                                                          $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
**See attached package description for any AOL.com package purchases                 Totals:        $ [     ]  48,138,651    $[    ]
                                                                                     -----------------------------------------------


All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                    Artwork required from Advertiser/Agency:
                    ----------------------------------------

|X| 466x60 NF Reviews, Search Terms, My News & Hometown / 12k Max / Animation OK |X| 100x70 AOL com Home Page / 3k Max / No animation
|_| 120x60 NF Home Page / 2k Max / No Animation
|X| 120x60 Shopping / 4k Max / No animation
|_| 234x60 NF Kids Only & Hometown / 7k Max / Animation OK
|_| 120x60 Instant Messenger/7.5k

                        Linking URL: (Must Be Filled in)

The HTTP/URL address to be connected to the Advertisement shall be:  http //           www.nutrisystem

                  Please send artwork and URL to (choose one):

|_|  AOLWEBWEST@aol.com                   |X|  AOLWEBEAST@aol.com                    |_|  CENTRALADS@aol.com

--------------------------------------------------------------------------------
   AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                 Advertisement.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Display     Display             % of Ad Slots  Total Gross     Total
Netscape Inventory Purchased                       Start Date  Stop Date   Ad Type    Purchased       Price     Impressions    CPM
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsor: Diet & Nutrition Button                 11/15/99   11/30/00                             $ [     ]   2,100,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L1 Sponsor: Diet & Nutrition Banner                 11/15/99   11/30/00                             $ [     ]   2,100,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
L3 Netscape Home Page Banners                       12/26/99   11/30/00                             $ [     ]  36,000,000    $[    ]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                     Totals:        $ [     ]  40,200,000    $[    ]
                                                                                     -----------------------------------------------


All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                    468x60 IAB Standard / 10k Max File Size

          Go to http://home.netscape.com/ads/specs.html for additional
                       Traffic Specifications information

                        Linking URL: (Must Be Filled in)

The HTTP/URL address to be connected to the Advertisement shall be:  http //           www.nutrisystem.com

                         Please send artwork and URL to:

|_|  NetArtWest@aol.com                   |X|  NetArtEast@aol.com                    |_|  NetArtCent@aol.com

--------------------------------------------------------------------------------
   AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                 Advertisement.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        Advertising Purchase Summary
------------------------------------------------------------------------------------------------------
                                  Total Price           Total Impressions                CPM
------------------------------------------------------------------------------------------------------
AOL Service                      $[         ]                 9,275,084              $[        ]
------------------------------------------------------------------------------------------------------
AOL.com                          $[         ]                49,138,651              $[        ]
------------------------------------------------------------------------------------------------------
CompuServe                              $0.00                         -                    $0.00
------------------------------------------------------------------------------------------------------
Netscape                         $[         ]                40,200,000              $[        ]
------------------------------------------------------------------------------------------------------
ICQ                                     $0.00                         -                    $0.00
------------------------------------------------------------------------------------------------------
Total Purchase Price             $[         ]                98,613,735
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------
                             Net Purchase Price    Total Guaranteed Impressions          CPM
                          ----------------------------------------------------------------------------
                                 $[         ]                98,613,735              $[        ]
                          ----------------------------------------------------------------------------

In the event guaranteed impressions are reached prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. Any guarantees are to impressions (as measured by AOL in accordance with it standard methodologies and protocols), not "click-throughs." To the extent that there is a shortfall in impressions as of the end of the specified display period, AOL will provide, as Advertiser's sole remedy, "make good" impressions through comparable placements. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s).

Standard Terms and Conditions
This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order Agreement on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Terms appear at keyword "Standard Ad Terms 4" on the U.S.-based America Online brand service and at http://mediaspace.aol.com/adterms4.html. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms and agrees to be bound by them.

AUTHORIZED SIGNATURES
In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf or each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

     America Online Inc.                    Advertiser
     -------------------                    ----------

     By:                                    By: /s/ Brian Haveson
        -----------------------------           --------------------------------
     (signature)                            (signature)

     Print Name:                            Print Name: Brian Haveson
                ---------------------                   ------------------------

     Title:                                 Title: CEO/President
           --------------------------              -----------------------------
     (Print or Type)                        (Print or Type)

     Date:                                  Date: 1/20/2000